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                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 1


                         GLOBAL NATURAL RESOURCES INC.
                              LIST OF SUBSIDIARIES


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                                                                                      JURISDICTION OF
NAME                                                                                  INCORPORATION
----                                                                                  -------------
Global Natural Resources Corporation of Nevada ("GNRC")                               Nevada, U.S.A.
GNR Investment Corporation                                                            Nevada, U.S.A.
GNR Eastern                                                                           Russia
Global Noteholder Inc. (wholly - owned subsidiary of GNRC)                            Texas, U.S.A.
GNR International (Argentina), Inc. (wholly - owned subsidiary of GNRC)               Texas, U.S.A.
GNR International (Turkey), Inc. (wholly - owned subsidiary of GNRC)                  Nevada, U.S.A.
Texneft Inc. (90% owned by GNRC)                                                      Texas, U.S.A.
Tatex (50% owned by Texneft Inc.)                                                     Russia
USAgas Pipeline Inc. (wholly - owned subsidiary of GNRC)                              Texas, U.S.A.
GNR (Cote d'Ivoire) Ltd. (wholly - owned subsidiary of GNRC)                          Grand Cayman,
                                                                                          Cayman Islands
GNR (Malaysia) Ltd. (wholly - owned subsidiary of GNRC)                               Grand Cayman,
                                                                                          Cayman Islands
GNR (Egypt) Ltd. (wholly - owned subsidiary of GNRC)                                  Grand Cayman,
                                                                                          Cayman Islands
GNR (Cote d'Ivoire) CI-12 Ltd. (wholly - owned subsidiary of GNRC)                    Grand Cayman,
                                                                                          Cayman Islands
GNR (Egypt) East Beni Suef Ltd. (wholly - owned subsidiary of GNRC)                   Grand Cayman,
                                                                                          Cayman Islands
Unless otherwise stated, all subsidiaries are wholly - owned by the Company.
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